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                                                                      Exhibit 23

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-42882) of Delhaize America, Inc. of our report dated January 19, 2000, relating to the consolidated financial statements of Hannaford Bros. Co., which are incorporated by reference in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP


Charlotte, North Carolina
August 15, 2000